UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2005

Sepracor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19410	22-2536587
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive Marlborough, MA	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 12, 2005, the Board of Directors of Sepracor Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, voted to elect Timothy Rink as a new Class II director, to serve until his successor is elected and qualified.  There are no transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which the Company is to be a party, in which the amount involved exceeds $60,000, and in which Mr. Rink had, or will have, a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: October 17, 2005	By:	/s/ Robert F. Scumaci

Robert F. Scumaci
Executive Vice President, Finance and
Administration